UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 25, 2025

BEELINE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38182	20-3937596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

188 Valley Street, Suite 225

Providence, RI 02909

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (888) 810-5760

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.0001 par value	BLNE	The Nasdaq Stock Market LLC
(Title of Each Class)	(Trading Symbol)	(Name of Each Exchange on Which Registered)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On July 25, 2025, Beeline Holdings, Inc. (the “Company”) entered into a Debt Satisfaction Agreement (the “DSA”) with Bridgetown Spirits Corp. (“Spirits”), the Company’s 53%-owned subsidiary and three individuals (the “Buyers”) including Geoffrey Gwin, the President of Spirits, pursuant to which the Company transferred to the Buyers all 530,000 shares of Spirits common stock held by the Company, representing 53% of the outstanding Spirits common stock, in exchange for the satisfaction of outstanding amounts payable by the Company to the Buyer totaling $367,404 and releases from Spirits and the Buyers relating thereto. The Company also released Spirits from certain obligations and liabilities in connection with the transaction. As a result of the foregoing, Spirits is no longer a subsidiary of the Company.

In connection with the DSA, the Company loaned Spirits $75,000, in exchange for which Spirits executed and delivered to the Company a Senior Secured Original Issue Discount Promissory Note and Security Agreement (the “Note”) in the principal amount of $100,000, reflecting an original issue discount of $25,000. The Note is payable as follows: (i) $50,000 is payable on April 24, 2026, and the remaining $50,000 is payable on July 25, 2026. The obligations of Spirits evidenced by the Note are secured by the assets of Spirits pursuant to the Note.

Item 3.02 Unregistered Sale of Equity Securities

To the extent required by Item 3.02 of Form 8-K, the information contained in Item 1.01 is incorporated by reference into this Item 3.02. To the extent that such transactions were deemed to be unregistered, they were exempt from registration under Section 4(a)(2) of the Securities Act of 1933.

The foregoing descriptions of the agreements and documents and the transactions contemplated thereby described in this Current Report on Form 8-K do not purport to be complete, and are qualified in their entirety by the complete text of such agreements and documents, copies of which are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On July 29, 2025, the Company issued a press release announcing the transactions described above, a copy of which is furnished as Exhibit 99.1 of this Current Report on Form 8-K.

The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under such section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

		Incorporated by Reference			Filed or Furnished
Exhibit #	Exhibit Description	Form	Date	Number	Herewith

10.1	Debt Satisfaction Agreement dated July 25, 2025				Filed
10.2	Senior Secured Original Issue Discount Promissory Note and Security Agreement dated July 25, 2025				Filed
99.1	Press Release dated July 29, 2025				Furnished
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2025

BEELINE HOLDINGS, INC.

By:	/s/ Nicholas R. Liuzza, Jr.
Nicholas R. Liuzza, Jr.
Chief Executive Officer